UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2011

UQM Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504
(Address of principal executive offices, including zip code)

(303) 682-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 10, 2011 the Board of Directors of UQM Technologies, Inc. (the "Company") amended the Company's bylaws (the "Amendment"). Among other things, the Amendment provides for the creation of the office of Chief Executive Officer and makes changes to accommodate electronic notices to shareholders as well as broker non-votes at shareholder meetings. A copy of the Amendment is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amendment to Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM TECHNOLOGIES, INC.

Dated: February 14, 2011	By: /s/DONALD A. FRENCH
Donald A. French
Treasurer, Secretary and Chief
Financial Officer